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                                                                   EXHIBIT 10.4

IBM CREDIT CORPORATION

                              AMENDED AND RESTATED
                      NOTES PAYABLE SUBORDINATION AGREEMENT

IBM CREDIT CORPORATION
4000 Executive Parkway, Third Floor
San Ramon, CA  94583

Ladies and/or Gentlemen:

     Supplies Distributors, Inc. (formerly BSD Acquisition Corp.), with its principal place of business at 500 North Central Expressway, Plano, TX 75074 ("SDI"), is/may become further indebted to Priority Fulfillment Services, Inc. ("PFS"). PFS represents that no part of said indebtedness has been assigned to or subordinated in favor of any other person, firm or corporation, other than pursuant to the Notes Payable Subordination Agreement, dated as of March 29, 2002 by and between PFS and Congress Financial Corporation (Southwest) ("Congress") ("Notes Payable Subordination Agreement") and that PFS does not hold any security therefor. Capitalized terms used herein without definition shall have the meaning ascribed thereto in the Financing Agreement referred to below.

     To induce IBM Credit to enter into a financing agreement with SDI (as amended, modified, and supplemented from time to time, the "Financing Agreement") and in consideration of any loans, advances, payments, extensions or credit (including the extension or renewal, in whole or in part, of any antecedent or other debt), benefits or financial accommodations heretofore or hereafter made, granted or extended by IBM Credit or which IBM Credit has or will become obligated to make, grant or extend to or for the account of SDI whether under the Financing Agreement or otherwise, and in consideration of any obligations heretofore or hereafter incurred by SDI to IBM Credit, whether under the Financing Agreement or otherwise, PFS agrees to make the payment of the indebtedness referred to in the first paragraph hereof and any and all other present or future indebtedness of SDI to PFS together with any and all interest accrued thereon (collectively the "Secondary Obligations") subject and subordinate to the prior indefeasible payment in full of any and all debts, obligations and liabilities of SDI to IBM Credit, whether absolute or contingent, due or to become due, now existing or hereafter arising and whether direct or acquired by IBM Credit by transfer, assignment or otherwise (collectively the "Primary Obligations") and that SDI shall make no payments to PFS until the Primary Obligations have been indefeasibly paid in full as acknowledged in writing by IBM Credit. Notwithstanding the foregoing, SDI may make payments in respect of the Secondary Obligations provided that (i) no Default or Event of Default exists immediately prior to the payment of the Secondary Obligations and that no Default or Event of Default will occur after any payment in respect of the Secondary Obligations (ii) any such payment shall not cause the total amount of the Secondary Obligations to be less than six million five hundred thousand dollars ($6,500,000), and (iii) such payment would be permitted under the Notes Payable Subordination Agreement. Except as provided above, PFS agrees not to ask, demand, sue for, take or receive payment or security for all or any part of the Secondary Obligations until and unless all of the Primary Obligations shall have been fully paid and discharged.

     Upon any distribution of any assets of SDI whether by reason of sale, reorganization, liquidation, dissolution, arrangement, bankruptcy, receivership, assignment for the benefit of creditors, foreclosure or otherwise, IBM Credit shall be entitled to receive payment in full of the Primary Obligations prior to the payment of any part of the Secondary Obligations. To enable IBM Credit to enforce its rights hereunder in any such proceeding or upon the happening of any such event, IBM Credit or any person whom IBM Credit may from time to time designate is hereby irrevocably appointed attorney-in-fact for PFS with full power to act in the place and stead of PFS including the right to make, present, file and vote proofs of claim against SDI on account of all or any part of said Secondary Obligations as IBM Credit may deem advisable and to receive and collect any and all payments made thereon and to apply the same on account of the Primary Obligations. PFS will execute and deliver to such instruments as IBM Credit may


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require to enforce each of the Secondary Obligations, to effectuate said power of attorney and to effect collection of any and all dividends or other payments which may be made at any time on account thereof.

     While this instrument remains in effect, PFS will not assign to or subordinate in favor of any other person, firm or corporation, (except for Congress subject to terms of the Intercreditor Agreement dated the date hereof between Congress and IBM Credit) any right, claim or interest in or to the Secondary Obligations or commence or join with any other creditor in commencing any bankruptcy, reorganization or insolvency proceeding against SDI. IBM Credit may at any time, in its discretion, renew or extend the time of payment of all or any portion of the Primary Obligations or waive or release any collateral which may be held therefor and IBM Credit may enter into such agreements with SDI as IBM Credit may deem desirable without notice to or further assent from PFS and without adversely affecting IBM Credit's rights hereunder in any manner whatsoever.

     In furtherance of the foregoing and as collateral security for the payment and discharge in full of any and all of the Primary Obligations, PFS hereby transfers and assigns to IBM Credit the Secondary Obligations and all collateral security therefor to which PFS now is or may at any time be entitled and all rights under all guarantees thereof and agrees to deliver to IBM Credit endorsed in blank all notes or other instruments now or hereafter evidencing said Secondary Obligations. IBM Credit may file one or more financing statements concerning any security interest hereby created without the signature of PFS appearing thereon.

     The within instrument is and shall be deemed to be a continuing subordination and shall be and remain in full force and effect until all Primary Obligations have been performed and paid in full and IBM Credit's commitment, if any, under the Financing Agreement has been terminated.

This Agreement amends and restates the Notes Payable Subordination Agreement dated September 27, 2001 among the parties hereto.


Dated                      .
      ---------------------
                                    PRIORITY FULFILLMENT SERVICES, INC.

                                    By:
                                       ----------------------------------------
                                    Name:  Thomas J. Madden
                                           ----------------
                                    Title: CFO
                                           ---
                                           500 North Central Expressway
                                           Plano, TX 75074


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To:  IBM Credit Corporation

     SDI hereby acknowledge notice of the within and foregoing subordination and agree to be bound by all the terms, provisions and conditions thereof. SDI further agrees not to repay all or any part of the Secondary Obligations, or to issue any note or other instrument evidencing the same or to grant any collateral security therefor without IBM Credit's prior written consent.

                                        SUPPLIES DISTRIBUTORS, INC.

                                        By:
                                           ------------------------------------
                                        Name:  Joseph Farrell
                                               --------------
                                        Title: President/CEO
                                               --------------

ACCEPTED:

IBM CREDIT CORPORATION

By:
   ----------------------------------------
Name:  John M. White
       -------------
Title: Director of Global Credit Operations
       ------------------------------------

ACKNOWLEDGMENT OF SUBORDINATION

--------------------------          )
                           )SS
--------------------------          )

     On the 29th day of March, 2002, appeared before me ______________________ to me known to be the individual described in and who executed the foregoing instrument, and who acknowledged to me that the same was executed as his or her free and voluntary act for the uses and purposes therein set forth.



                                           ------------------------------------
                                                      (Notary Public)
My Commission Expires:
             ,
------------- -----


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